Exhibit 99.2

1 Fourth Quarter 2021 Earnings Conference Call Fourth Quarter 2021 Earnings Conference Call February 17, 2022

2 Fourth Quarter 2021 Earnings Conference Call Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of February 17, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 12 - 21 of our Form 10 - K filed on February 26, 2021 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 Fourth Quarter 2021 Earnings Conference Call Opening Remarks • Recap of Matson’s 4Q21 results: – Matson finished off a strong year with continued improvement in economic and business trends in our markets driving solid performance in both Ocean Transportation and Logistics – Ocean Transportation: • China strength – continued strong demand for our expedited ocean services • In Hawaii, Alaska and Guam, continued to see strong demand with higher year - over - year volumes, including the benefit of a 53 rd week, compared to the largely pandemic - reduced volumes in 4Q20 – Logistics: • Continued to see elevated goods consumption, inventory restocking and favorable supply and demand fundamentals in our core markets • Matson is focused on reliable services and helping customers during this difficult period of supply chain congestion

4 Fourth Quarter 2021 Earnings Conference Call Hawaii Service Fourth Quarter 2021 Performance • Container volume increased 10.4% YoY – Higher retail and hospitality - related demand compared to 4Q20, which was negatively impacted by state’s COVID - 19 mitigation efforts – Includes benefit of extra week in 4Q21 – Continued rebound in tourism and Hawaii economy despite slowdown early in the quarter due to state’s efforts to address COVID - 19 Delta variant • 4Q21 volume 11.3% higher than 4Q19 volume – Includes benefit of extra week in 4Q21 Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2020 2021 Note : 2Q20 volume figure includes volume related to Pasha’s vessel dry - docking. 4Q21 volume figure includes the benefit of a 53 rd week. 10.4% Full Year 2021 Performance • Container volume increased 8.2% YoY – Higher retail and hospitality - related demand due to reopening of Hawaii economy compared to pandemic - reduced volume in FY 2020 – Includes benefit of extra week in 4Q21 – Partially offset by volume from Pasha in 2Q20 due in part to the dry - docking of one of its vessels

5 Fourth Quarter 2021 Earnings Conference Call Hawaii Service – Current Business Trends Select Hawaii Economic Indicators (1) Source: http://files.hawaii.gov/dbedt/economic/data_reports/mei/2021 - 12 - state.xls (2) Source: https://uhero.hawaii.edu/wp - content/uploads/2021/12/21Q4_Forecast.pdf UHERO Projections (2) 2019 2020 2021 2022P Real GDP 0.0% (11.1)% 5.8% 2.7% Construction Jobs Growth 0.2% (2.4)% 1.8% 1.4% Population Growth (0.1)% (0.3)% (0.1)% (0.2)% Unemployment Rate 2.5% 11.8% 7.7% 5.4% Visitor Arrivals (‘000s) % change 10,385.8 5.0% 2,708.3 (73.9)% 6,749.2 149.2% 8,286.5 22.8% • Cautiously optimistic on further economic recovery in Hawaii in 2022 – Improving unemployment rate – Increasing tourism traffic, including international visitors later in the year – Further waves of COVID - 19 variants present possibility of economic slowdowns • December UHERO forecast reflects near - term negative impact from Omicron variant – Full return to pre - pandemic conditions may take several more years • January 2022 westbound container volume was approximately flat YoY – Omicron variant negatively affected tourism, which led to a softening in demand for retail - and hospitality - related goods 0 100 200 300 400 500 600 700 800 900 1,000 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Visitor Arrivals (‘000s) Unemployment Rate Unemployment Rate and Visitor Arrivals Unemployment Rate (1) Visitor Arrivals (1)

6 Fourth Quarter 2021 Earnings Conference Call China Service Fourth Quarter 2021 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2020 2021 Note : 2Q20 volume figure includes volume related to seven CLX+ voyages. 3Q21 volume figure includes volume related to five CCX voyages. Weekly CLX+ voyages started in 3Q20. 4Q21 volume figure includes the benefit of a 53 rd week. 32.7% • Container volume increased 32.7% YoY – Addition of CCX volume – Includes benefit of extra week in 4Q21 – Total number of eastbound voyages, including impact of 53 rd week, increased by 9 YoY: 8 from CCX and one from CLX • Significant demand for our expedited ocean services as volume for e - commerce, garments and other goods remained elevated Full Year 2021 Performance • Container volume increased 55.4% YoY – Incremental volume on CLX+ – Addition of CCX volume starting in 3Q21 – Higher volume on CLX as a result of increased capacity in the tradelane – Includes benefit of extra week in 4Q21 – Total number of eastbound voyages, including impact of 53 rd week, increased by 41 YoY: 20 from CLX+, 13 from CCX, 1 from CLX and 7 from extra loaders

7 Fourth Quarter 2021 Earnings Conference Call China Service – Current Business Trends 1.00 1.10 1.20 1.30 1.40 1.50 1.60 1.70 1.80 Jan. 2020 Apr. 2020 Jul. 2020 Oct. 2020 Jan. 2021 Apr. 2021 Jul. 2021 Oct. 2021 U.S. Retail Trade Inventories/Sales (Adjusted) Source: https://www.census.gov/mtis/www/data/text/timeseries1.xlsx • January 2022 eastbound container volume decreased approximately 20% YoY – Timing of sailings – Sailing schedule to normalize in February and expect higher YoY volumes in 1Q22 due to addition of CCX service • Experienced strong pre - Lunar New Year demand and expect high demand for our China service in the post - Lunar New Year period • Transpacific tradelane is currently experiencing supply chain congestion due to a combination of: – Ongoing elevated consumption trends, particularly retail and e - commerce goods – U.S. domestic supply chain constraints – Inventory restocking • For 2022, expect these conditions to remain largely in place through at least the October peak season – Expect elevated demand for our China service for most of the year – Expect to keep CCX service at least through October 2022 peak season

8 Fourth Quarter 2021 Earnings Conference Call Guam Service Fourth Quarter 2021 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2020 2021 14.0% • Container volume increased 14.0% YoY – Higher retail - related demand compared to pandemic - reduced level in year ago period • 4Q21 volume 18.8% higher than 4Q19 volume Current Business Trends • Cautiously optimistic on further economic recovery in Guam in 2022 – Expect improvement in tourism traffic as the year progresses • January 2022 westbound container volume increased approximately 36% YoY compared to pandemic - reduced volume in year ago period Full Year 2021 Performance • Container volume increased 15.9% YoY – Higher retail - related demand compared to pandemic - reduced level in year ago period

9 Fourth Quarter 2021 Earnings Conference Call Alaska Service Fourth Quarter 2021 Performance • Container volume increased 10.2% YoY – Increase in Alaska - Asia Express (AAX) seafood volume – Includes benefit of extra week in 4Q21 – Higher southbound volume • 4Q21 volume 31.1% higher than 4Q19 volume – Includes benefit of extra week in 4Q21 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2020 2021 10.2% Note : 1Q20 volume figure includes volume related to TOTE’s vessel dry - docking. AAX service started in 4Q20. 4Q21 volume figure includes the benefit of a 53 rd week. Full Year 2021 Performance • Container volume increased 7.7% YoY – Increase in Alaska - Asia Express (AAX) seafood volume – Higher northbound volume primarily due to higher retail - related demand compared to pandemic - reduced level in year ago period – Higher southbound volume – Includes benefit of extra week in 4Q21

10 Fourth Quarter 2021 Earnings Conference Call Alaska Service – Current Business Trends • Improving economic trends in Alaska, but economic recovery trajectory remains uncertain • Jobs market continues to improve off the pandemic lows, but challenges remain – Expectations for improvement in tourism and oil & gas jobs – Federal infrastructure bill expected to lead to more employment growth – Continued labor shortages with declining working - age labor force • Continued unfavorable trend in net migration out of the state • State fiscal position and decline in federal pandemic relief payments present uncertainties for the economic recovery trajectory • January 2022 northbound container volume increased 23% YoY – Approximately half of the YoY increase related to TOTE dry - dock volume – Retail - related demand remained elevated -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022P YoY Growth in Employment Alaska Employment Growth (1)(2) (1) Source: https://labor.alaska.gov/trends/jan22.pdf (2) Source: https://live.laborstats.alaska.gov/labforce/000000/01/ces.html (3) Source: https://live.laborstats.alaska.gov/pop/estimates/data/ComponentsOfChangeAK.xls Alaska Population Growth and Net Migration (3) (10,000) (5,000) 0 5,000 10,000 15,000 20,000 25,000 -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Net Migration YoY Growth in Population Population Growth Net Migration

11 Fourth Quarter 2021 Earnings Conference Call SSAT Joint Venture Fourth Quarter 2021 Performance Equity in Income of Joint Venture $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2020 2021 Current Business Trends • Terminal joint venture contribution was $21.3 million; YoY change of $10.4 million – Primarily due to higher other terminal revenue and higher revenue per lift • Continue to see elevated import volume into U.S. West Coast Full Year 2021 Performance • Terminal joint venture contribution was $56.3 million; YoY change of $30.0 million – Primarily due to higher lift volume and higher other terminal revenue

12 Fourth Quarter 2021 Earnings Conference Call Matson Logistics Fourth Quarter 2021 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 $ 16.0 $ 18.0 Q1 Q2 Q3 Q4 $ in millions 2020 2021 • Operating income of $49.8 million; YoY change of $14.3 million – Higher contributions from supply chain management, transportation brokerage and freight forwarding Current Business Trends • Some business lines continue to benefit from elevated container volumes into Southern California Full Year 2021 Performance • Operating income of $14.8 million; YoY change of $5.2 million – Higher contributions from supply chain management and transportation brokerage • Benefitted from elevated goods consumption and inventory restocking and favorable supply and demand fundamentals in core markets

13 Fourth Quarter 2021 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. (1) The 4Q21 income taxes benefited from a deduction related to foreign - derived intangible income (“FDII”) under section 250 of the Internal Revenue Code. Matson benefits from a FDII deduction as it relates to U.S. corporations that generate income from services provided to forei gn countries.

14 Fourth Quarter 2021 Earnings Conference Call Cash Generation and Uses of Cash $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 $ 1,200.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex (1) New Vessel Capex (2) Dividends Share Repurchase (3) Other Cash Flows Net Increase in Cash $ in millions Last Twelve Months Ended December 31, 2021 $ 984.1 ($ 131.1) ($ 310.4) ($ 14.9) ($ 45.9) $ 268.0 ($ 15.5) (1) Includes $117.3 million of early buy - out and operating lease termination payments. (2) Includes capitalized interest and owner’s items. (3) $1.8 million in settlement payments related to share repurchases at year end reflected in cash flow from operations. ($ 198.3)

15 Fourth Quarter 2021 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $629.0 million (2) – $18.2 million and $131.1 million of debt reduction in 4Q21 and FY2021, respectively • Net Debt of $346.6 million (3) See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. (1) Includes $1.8 million in in settlement payments related to share repurchases at year end. (2) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. (3) Net Debt is Total Debt of $629.0 million less cash and cash equivalents of $282.4 million. Debt Levels Share Repurchase • June 24, 2021: announced 3 million share repurchase program – 4Q21: ~1.0 million shares repurchased for total cost of $84.5 million (1) – FY2021: ~2.5 million shares repurchased for total cost of $200.1 million (1) – FY2022 YTD through February 16 th : ~0.3 million shares repurchased for total cost of $30.5 million • January 27, 2022: announced an additional 3 million shares to existing repurchase program

Review of 2021 Capital Expenditures

	FY 2021	Comments
Operating lease terminations / early buy-outs	$117.3 million	• $95.8 million for termination of *Maunalei* operating lease • $21.5 million related to buyouts on *Mauna Loa* and other equipment
Equipment to support new Ocean Transportation tradelane services	$121.1 million	• New equipment to support CLX+, AAX, CCX and CAX • In 2021, made commitments to purchase ~$159 million in equipment to support new tradelane services and maintain fluidity in network
Payments on new neighbor island flat deck barge	$14.9 million	• Remaining balance of ~$10 million inter-island barge cost expected in 1H22
Maintenance and other capital expenditures	$72.0 million	
Total	**$325.3 million**	

16 | Fourth Quarter 2021 Earnings Conference Call

Matson.

Capital Expenditures Update

	FY 2022	FY 2023	Comments
Maintenance and other capital expenditures	$80 – 90 million	Approximately $75 million	• Includes Phase II work at Sand Island and gantry crane enhancements • Includes lease buyouts on equipment • Includes annual equipment purchases across the network
Equipment to support new Ocean Transportation tradelane services	$55 – 60 million	-	• New equipment to support CLX+, AAX, CCX and CAX
Payments on new neighbor island flat deck barge	Approximately $10 million	-	• Expect barge to be in service in 1H22
LNG installations on existing vessels	$15 – 20 million	$55 – 65 million	• Announced LNG installation program on November 3, 2021 – *Daniel K. Inouye* LNG install currently scheduled for 1Q23 and to last ~5 months (current estimated total cost ~$35 million) – Re-engine *Manukai* to operate on LNG and conventional fuels (current estimated total cost ~$60 million) – currently scheduled following *Daniel K. Inouye* install and to take ~1 year to complete
Total	**Approximately $160 – 180 million**	**Approximately $130 – 140 million**	

Not included amounts above:

- Actively considering LNG installations on *Kaimana Hila*, *Lurline* and *Matsonia*
  - Total estimated LNG installation costs of $35 million on *Kaimana Hila* and $40 million each for *Lurline* and *Matsonia*
- Continue to review options for refleeting the three Alaska vessels later this decade
  - While have not made the decision, could move older vessels into Alaska service and order new LNG-ready Aloha Class vessels for the China service

17 | Fourth Quarter 2021 Earnings Conference Call

Matson.

18 Fourth Quarter 2021 Earnings Conference Call Appendix

19 Fourth Quarter 2021 Earnings Conference Call Appendix – Non - GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles ( “ GAAP ” ). The Company also considers other non - GAAP measures to evaluate performance, make day - to - day operating decisions, help investors understand our ability to incur a nd service debt and to make capital expenditures, and to understand period - over - period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non - GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization ( “ EBITDA ” ) and Net Debt.